UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:           811-22301

Multi-Manager TEI Portfolio, LLC

(Exact name of registrant as specified in charter)

GenSpring Family Offices, LLC	150 South .U.S Highway 1, Suite 300	Jupiter, FL 33477
(Address of principal executive offices)

David W. Reidy
GenSpring Family Offices, LLC
150 South U.S. Highway 1, Suite 300
Jupiter, FL 33477
(Name and address of agent for service)

Registrant’s telephone number, including area code: (561) 746-8444

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

Multi-Manager TEI Portfolio, LLC
(A Limited Liability Company)
Annual Report
March 31, 2013

i

Dear Members,

We are pleased to enclose the annual report for the Multi-Manager Portfolios (the “MMP” or the “Fund”) for the 12-month period ending March 31, 2013. As always, we appreciate your continued support and investment. Net assets of MMP stood at approximately $274 million as of the end of March.

The fiscal year ended in March 2013 was a successful period for MMP, as our efforts to re-position the portfolios continue to bear fruit. For the last 12 months, the MMP* returned 8.05% as compared to 5.2% for the Fund’s benchmark HFRI Funds-of-Funds Diversified Index, an index comprised of externally managed funds of funds that one might consider as alternatives to the MMP. Though we do not expect the Fund to outperform this index each and every month, our aim is to add value over a full market cycle.

Since inception in July 2009, the MMP has returned approximately +5.0% on an annualized basis through March 2013, with positive monthly returns in 32 out of 45 months. This compares to a +3.8% annualized return for the HFRI Funds-of-Funds Diversified Index over the same time period. The MMP’s standard deviation of returns over the same time period has been approximately 3.8%.

The MMP continues to invest in the following broad strategies: Credit, Equity, Event Driven, Multi-Strategy, Global Trading/Macro, and Special Situations/Other. The graph at right shows the allocations to these strategies at March 31, 2013. During the previous 12 months, returns were strongest in Credit, Equity, and Multi-Strategy, while manager selection efforts were particularly strong in Equity and Multi-Strategy. We added one new manager in fiscal 2013 while removing three, leaving the portfolio invested across 14 total managers. The top 10 managers represent 83% of the capital in the Fund. The MMP has 45% of its capital allocated to managers with over a 10-year track record and 79% of its capital with funds which manage between $500 million and $5 billion in assets.

We remain confident that the portfolios are designed to pursue their objectives with the goal of producing returns with medium to low volatility in most market circumstances, while avoiding extreme negative surprises and having only modest draw-downs during difficult times. As always, should you have any questions or need any additional information, please do not hesitate to contact your GenSpring Family Office.

Sincerely,

Thomas Carroll	Michael J. Murgio

President, Multi-Manager Portfolios	Chief Investment Strategist, Multi-Manager Portfolios

*Return information is for Multi-Manager Portfolio, LLC. Returns for offshore entities vary slightly.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital
March 31, 2013

Assets
Investment in the Offshore Portfolio, at fair value	$13,287,679
Cash and cash equivalents	10
Receivable from the Offshore Portfolio	290,965
Total assets	$13,578,654
Liabilities and Members’ Capital
Withdrawals payable	$290,965
Accounts payable and accrued expenses	39,858
Total liabilities	330,823
Members’ capital	13,247,831
Total liabilities and members’ capital	$13,578,654

See accompanying notes to financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Operations
For the Year Ended March 31, 2013

Net investment loss allocated from the Offshore Portfolio:
Dividend income	$1,795
Interest income	626
Expenses	(146,086)
Net investment loss allocated from the Offshore Portfolio	(143,665)
Income of the TEI Portfolio:
Interest income	3
Expenses of the TEI Portfolio:
Audit fees	15,360
Custodian fees	2,375
Tax fees	18,146
Printing fees	3,378
Other expenses	4,257
Total expenses of the TEI Portfolio	43,516
Net loss of the TEI Portfolio	(43,513)
Net investment loss of the TEI Portfolio	(187,178)
Net realized and unrealized gain from investments allocated from the Offshore Portfolio:
Net realized gain from investments	655,237
Change in unrealized appreciation/depreciation from investments	461,734
Net realized and unrealized gain from investments allocated from the Offshore Portfolio	1,116,971
Net increase in members’ capital resulting from operations	$929,793

See accompanying notes to financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Statements of Changes in Members’ Capital

Year Ended March 31, 2013
Members’ capital at March 31, 2012	$19,169,783
Increase (decrease) from members’ capital transactions:
Contributions	670,000
Withdrawals	(7,521,745)
Net decrease in members’ capital from capital transactions	(6,851,745)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(187,178)
Net realized gain from investments	655,237
Change in unrealized appreciation/depreciation from investments	461,734
Net increase in members’ capital resulting from operations	929,793
Members’ capital at March 31, 2013	$13,247,831

Year Ended March 31, 2012
Members’ capital at March 31, 2011	$35,690,910
Increase (decrease) from members’ capital transactions:
Contributions	550,000
Withdrawals	(16,944,628)
Net decrease in members’ capital from capital transactions	(16,394,628)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(295,037)
Net realized gain from investments	823,144
Change in unrealized appreciation/depreciation from investments	(654,606)
Net decrease in members’ capital resulting from operations	(126,499)
Members’ capital at March 31, 2012	$19,169,783

See accompanying notes to financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Cash Flows
For the Year Ended March 31, 2013

Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$929,793
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Net investment loss allocated from the Offshore Portfolio	143,665
Net realized and unrealized gain from investments allocated from the Offshore Portfolio	(1,116,971)
Payments for contributions to the Offshore Portfolio	(670,973)
Proceeds from withdrawals from the Offshore Portfolio	7,580,686
Increase in receivable from the Offshore Portfolio	(60,933)
Decrease in accounts payable and accrued expenses	(14,452)
Net cash provided by operating activities	6,790,815
Cash flows from financing activities:
Proceeds from contributions	670,000
Payments for withdrawals	(7,460,812)
Net cash used in financing activities	(6,790,812)
Net increase in cash and cash equivalents	3
Cash and cash equivalents at beginning of year	7
Cash and cash equivalents at end of year	$10

See accompanying notes to financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements
March 31, 2013

(1) Organization

Multi-Manager TEI Portfolio, LLC (the “TEI Portfolio”) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The TEI Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The TEI Portfolio was created primarily to serve as a feeder fund that invests in Multi-Manager Cayman Portfolio, LDC (the “Offshore Portfolio”) and to provide an investment vehicle suitable for investment by U.S. tax-exempt investors. The Offshore Portfolio, in turn, invests substantially all of its assets in Multi-Manager Master Portfolio, LLC (the “Master Portfolio”). For convenience, and where context applies, the TEI Portfolio and the Master Portfolio are collectively referred to as the “Portfolios.”

Under Delaware law and the TEI Portfolio’s Limited Liability Company Agreement (the “LLC Agreement”), each member of the TEI Portfolio is liable for the debts, obligations and liabilities of the TEI Portfolio only to the extent of any contributions to the capital of the TEI Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors of the Portfolios (the “Board”), may be obligated to return to the TEI Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the TEI Portfolio exceed the fair market value of the TEI Portfolio’s assets.

The TEI Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The TEI Portfolio purses its investment objective by investing substantially all of its assets in the Offshore Portfolio, which in turn invests all of its assets in the Master Portfolio, which has the same investment objectives as the Offshore Portfolio and the TEI Portfolio. The Master Portfolio invests its assets in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives. The percentage of the Master Portfolio’s member interests indirectly owned by the TEI Portfolio on March 31, 2013 was 4.84%.

The Board has overall responsibility for the management and supervision of the operations of the TEI Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and wholly-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the TEI Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the TEI Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the TEI Portfolio’s investment program, under the supervision of the Board.

Under the TEI Portfolio’s organizational documents, the TEI Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the TEI Portfolio. In the normal course of business, the TEI Portfolio enters into contracts with service providers, which also provide for indemnifications by the TEI Portfolio for certain liabilities arising out of their duties and responsibilities for the TEI Portfolio. The TEI Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the TEI Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the TEI Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the TEI Portfolio’s officers and directors duties and responsibilities for the TEI Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities for the TEI Portfolio.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the TEI Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Investment Securities Transactions

The TEI Portfolio records securities transactions on a trade-date basis.

The TEI Portfolio records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Offshore Portfolio.

(c) Valuation of Investments

The valuation of the TEI Portfolio’s investments is determined on the last business day of each month, or as set forth in the TEI Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”), subject to the management and supervision of the Board. The TEI Portfolio’s valuation procedures require the Adviser, or its delegate, including the Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the TEI Portfolio’s securities and assets, including the Master Portfolio’s underlying investments. The TEI Portfolio invests substantially all of its assets in the Offshore Portfolio, which in turn invests substantially all of its assets in the Master Portfolio and has an interest in the Offshore Portfolio equal to its proportionate share of the total net assets of the Offshore Portfolio. Valuation of the investments held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements included elsewhere in this report.

(d) Fair Value Measurements

The TEI Portfolio records its investment in the Offshore Portfolio, which in turn invests substantially all of its assets in the Master Portfolio, at fair value. Investments of the Master Portfolio are recorded at fair value as more fully discussed in the Master Portfolio’s Notes to Financial Statements.

(e) Investment Income

Dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(f) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the TEI Portfolio bears all expenses incurred in its business, directly or indirectly through its investment in the Master Portfolio (through the Offshore Portfolio), including but not limited to, the following: all costs and expenses related to investment transactions and positions for the TEI Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the TEI Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Board. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(g) Income Taxes

The TEI Portfolio is organized and operated as a limited liability company and is treated as a partnership for federal income tax purposes, and therefore is not subject to income taxes as a separate entity. Such taxes are the responsibility of the members of the TEI Portfolio. Accordingly, no provision for income taxes has been made in the TEI Portfolio’s financial statements. The TEI Portfolio is allocated its share of offshore withholding taxes, applicable to certain U.S. investment income received by the Offshore Portfolio.

The Adviser has evaluated the tax positions expected to be taken in the course of preparing the TEI Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the TEI Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the TEI Portfolio are recorded as a tax benefit or expense. For the year ended March 31, 2013, the TEI Portfolio did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations (generally three years for federal income tax purposes) will be subject to examination by tax authorities.

(h) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(3) Members’ Capital Accounts

(a) Issuance of Interests

Upon receipt from eligible investors of initial or additional capital contributions to purchase interests in the TEI Portfolio (“Interests”), which contributions are generally accepted as of the first day of each month, the TEI Portfolio issues new Interests. The required minimum initial and additional capital contribution amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state. The TEI Portfolio offers and sells Interests only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for Interests, and none is expected to develop. The TEI Portfolio is not required, and does not intend, to hold annual meetings of its members. Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. The TEI Portfolio reserves the right to reject any application for subscriptions of Interests.

(b) Allocation of Profits and Losses

Net profits or net losses of the TEI Portfolio, including allocations of net profits and net losses from the Master Portfolio (through the Offshore Portfolio), are generally allocated among and credited to or debited against the capital accounts of all members of the TEI Portfolio as of the last day of each fiscal period in accordance with the members’ respective capital account ownership percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the assets of the TEI Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

realized gains or losses during a fiscal period. Net profits or losses for each fiscal period are allocated after giving effect for any capital contributions made at the beginning of such period and before any withdrawals of capital as of the end of such period.

(c) Repurchase of Interests

From time to time, members are provided with the opportunity to have all or any portion of their Interests repurchased by the TEI Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers are made at such times as may be determined by the Board and have been made on a semi-annual basis. However, no member has the right to require the TEI Portfolio to repurchase its Interest. Since the TEI Portfolio’s assets are invested in the Master Portfolio (through the Offshore Portfolio), the ability of the TEI Portfolio to have any portion of its Interest in the Master Portfolio repurchased is subject to the Master Portfolio’s and Offshore Portfolio’s repurchase procedures. In addition, the TEI Portfolio may determine not to conduct a repurchase offer when the Master Portfolio or Offshore Portfolio conducts a repurchase offer. The Board, in its sole discretion, may under certain circumstances elect to extend, suspend or terminate an offer to repurchase Interests. Under the procedures that govern repurchase offers by the TEI Portfolio, there is a substantial period of time between the date as of which members must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the TEI Portfolio.

(4) Investments in Portfolio Securities

As of March 31, 2013, and for the year then ended, all of the investments made by the TEI Portfolio were in the Master Portfolio (through the Offshore Portfolio).

(5) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

The Master Portfolio and the TEI Portfolio do not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients separate individualized fees for providing a variety of investment management services to them. The Adviser’s family office clients do not pay any separate fees to the Adviser in consideration of the management services that the Adviser provides to the TEI Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $625,118 annual minimum fee. The Administrator also provides the TEI Portfolio with transfer agency and other investor-related services at additional costs or for additional fees.

The administration fee for the TEI Portfolio is paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the TEI Portfolio. The total administration and transfer agency fees incurred for the year ended March 31, 2013, as allocated to the TEI Portfolio, were $31,562.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(c) Compensation of Directors

The persons serving on the Board (“Directors”) also serve on the boards of directors of the Master Portfolio and Multi-Manager Portfolio, LLC (which invests in the Master Portfolio indirectly through an intermediate company that it controls), and each Director who is not an “interested person,” as defined in the 1940 Act (the “Independent Directors”), of these companies is paid an annual retainer of $30,000 ($37,500 for the Board chairman), which is paid quarterly, a fee of $3,000 ($3,700 for the Board chairman and $3,500 for the Audit Committee and Nominating Committee chairmen) per regular Board meeting, a fee of $1,500 ($1,875 for the Board chairman) per off-cycle Board meeting, and a fee of $1,500 ($2,000 for the Audit Committee and Nominating Committee chairman) per off-cycle Audit Committee meeting. The TEI Portfolio, Master Portfolio and Multi-Manager Portfolio, LLC compensated the Directors $8,431 in meeting and retainer fees in the aggregate for the year ended March 31, 2013.

(6) Indebtedness of the Portfolio

The TEI Portfolio may borrow money in connection with meeting withdrawal requests. The TEI Portfolio will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Vehicles or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. As of March 31, 2013, the Portfolio did not have a credit facility in place.

(7) Financial Highlights

Financial highlights are summarized as follows:

	Year ended March 31, 2013	Year ended March 31, 2012	Year ended March 31, 2011	Period ended March 31, 2010*
Net investment loss to average members' capital(1)	(1.19)%	(1.22)%	(0.55)%	(1.45)%
Gross expenses to average members' capital(1)	1.21%	1.24%	0.62%	1.55%
Net expenses to average members' capital(1)	1.21%	1.24%	0.62%	1.54%
Portfolio turnover(2)	24.73%	15.98%	13.40%	8.85%
Total return(3)	7.26%	0.50%	1.41%	6.25%
Members' capital, end of period (in 000's)	$13,248	$19,170	$35,691	$27,751

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The TEI Portfolio commenced operations on July 1, 2009.
(1)	Average members’ capital is measured at the end of each month during the period. Ratios include allocations of net investment income (loss), including expenses from the Offshore Portfolio and Master Portfolio. Ratios have been annualized for periods less than one year.
(2)	The TEI Portfolio is invested exclusively in the Offshore Portfolio, which in turn is invested solely in the Master Portfolio. Therefore, this ratio reflects the portfolio turnover of the Master Portfolio for the period indicated. This ratio has not been annualized for periods less than one year.
(3)	Calculated as geometrically linked monthly returns for each month in the period. Total returns are not annualized for periods less than one year.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(8) Subsequent Events

The TEI Portfolio accepts initial or additional applications for Interests generally as of the first day of the month. There were no investor subscriptions for Interests for April 1, 2013 or May 1, 2013.

On March 6, 2013, the Board approved a plan to terminate the registrations of the Portfolios as investment companies under the 1940 Act and to continue the operations of the Portfolios as private investment funds (the “Conversion”). After the Conversion, the TEI Portfolio will continue to be managed by the Adviser. The Adviser does not intend to implement any changes in the investment practices or investment programs of the TEI Portfolio in connection with the Conversion. It is expected that the Conversion will be effected, subject to satisfaction of certain conditions, on or after July 1, 2013. As part of the Conversion, the TEI Portfolio repurchased all Interests held as of April 30, 2013 by its members who were not “qualified purchasers”, as defined in the 1940 Act. Approximately $2,428,800 of Interests (based on the estimated net asset value of the TEI Portfolio as of April 30, 2013) were repurchased from 8 members.

On May 7, 2013, in connection with the Conversion, the TEI Portfolio announced a tender offer to repurchase Interests from its members who do not wish to hold Interests after the Conversion based on the estimated value of such Interests as of June 30, 2013 (the “Offer”). The tender offer period began on May 7, 2013 and ends June 6, 2013, unless the Offer is extended at the discretion of the Board. As of the date these financial statements were issued, no Interests were tendered for repurchase.

Management has evaluated events and transactions through the date these financial statements were issued for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of Multi-Manager TEI Portfolio, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of Multi-Manager TEI Portfolio, LLC (the Fund) as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Manager TEI Portfolio, LLC at March 31, 2013, the results of its operations and cash flows for the year then ended and changes in its members’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
May 30, 2013

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
March 31, 2013
(Unaudited)

Directors and Officers

The TEI Portfolio’s operations are managed under the mangement and supervision of the Board. Each Director on the Board serves for an indefinite term or until he or she reaches the mandatory retirement age, if any, as established by the Board. The Board appoints the officers of the TEI Portfolio who are responsible for the TEI Portfolio’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and Officers of the TEI Portfolio may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Portfolio Complex”). The address of the Directors and Officers is c/o GenSpring Family Offices, LLC, 150 South US Highway 1, Jupiter, Florida 33477. The tables below show, for each Director and Officer, his or her full name, age, present position held with the Portfolio, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Portfolio Complex overseen by the Director, and other directorships held by such Director.

DIRECTORS

Name and Age	Position with the Master Portfolio and Length of Time Served(2)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Portfolio Complex(3) Overseen by Director	Other Directorships Held by Director
Non-Interested Directors
Jeffrey M. Biggar (63)	Director and Chairman of the Board, since inception	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (since 2010); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008 – 2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000 – 2006)	38	None.
George C. Guynn (69)	Director, since inception	Retired. President (1996 – 2006) and Chief Executive Officer (1995 – 2006) Federal Reserve Bank of Atlanta	38	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods, Inc.; Acuity Brands, Inc.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information (continued)
March 31, 2013
(Unaudited)

Name and Age	Position with the Master Portfolio and Length of Time Served(2)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Portfolio Complex(3) Overseen by Director	Other Directorships Held by Director
Sidney E. Harris (63)	Director, since inception	Professor (since 1997) and Dean (1997 – 2004) J. Mack Robinson College of Business, Georgia State University	38	Total System Services, Inc.

(1)	This person’s status as an “interested” director arises from his affiliation with the Adviser.
(2)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(3)	The Portfolio Complex consists of the Master Portfolio, Multi-Manager Portfolio, LLC, TEI Portfolio and the RidgeWorth Funds.

OFFICERS WHO ARE NOT DIRECTORS

Name and Age	Position with Master Portfolio and Length of Time Served	Principal Occupation(s) in the Past 5 Years
Bashir C. Asad (49)	Treasurer, Chief Financial Officer and Chief Accounting Officer (since August 2011)	Senior Vice President, Citi Fund Services (since 2010); prior to that, Vice President, Citi Fund Services
David W. Reidy (48)	Secretary (since March 2012)	Project Manager, GenSpring Family Offices, LLC (since November 2011); prior to that, Vice President, RidgeWorth Capital Management
Daniel J. Igo (42)	Assistant Secretary (since August 2009)	Vice President, Citi Fund Services (since 2007); Legal Services Manager, Citi Fund Services (2004 to 2006)
Frederick J. Schmidt (53)	Chief Compliance Officer (since July 2010)	Director and Chief Compliance Officer, CCO Service, Citi Fund Services (2011 to present); Senior Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services (2004 to 2010)

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information (continued)
March 31, 2013
(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments of the Master Portfolio among different investment strategies as of March 31, 2013.

Asset Class(1)	Fair Value	%
Credit Strategies	$41,067,078	16.78
Equity Strategies	67,397,908	27.54
Event Driven Strategies	23,264,509	9.51
Global Trading	27,099,108	11.07
Multi-Strategy	85,912,418	35.10
	$244,741,021	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Portfolio.

Form N-Q Filings

The TEI Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The TEI Portfolio’s Form N-Q is available on the SEC website at www.sec.gov. The TEI Portfolio’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the TEI Portfolio uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

Information regarding how the TEI Portfolio voted proxies relating to portfolio securities during the period ended June 30 is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Annual Report

March 31, 2013

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Statement of Assets and Liabilities
March 31, 2013

Assets
Investment in the Master Portfolio, at fair value	$17,162,981
Receivable from the Master Portfolio	309,922
Total assets	$17,472,903
Liabilities
Redemptions payable	$309,922
Withholding tax payable	17,578
Accounts payable and accrued expenses	24,402
Total liabilities	351,902
Net assets	$17,121,001
Net asset value per share (145,664 shares outstanding)	$117.54

See accompanying notes to financial statements.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Statement of Operations
For the year Ended March 31, 2013

Net investment loss allocated from the Master Portfolio:
Dividend income	$2,260
Interest income	764
Expenses	(86,478)
Net investment loss allocated from the Master Portfolio	(83,454)
Expenses of the Offshore Portfolio:
Audit fees	15,360
Legal fees	550
Tax fees	3,247
Offshore withholding tax expense	68,712
Other expenses	5,931
Total expenses of the Offshore Portfolio	93,800
Net loss of the Offshore Portfolio	(93,800)
Net investment loss of the Offshore Portfolio	(177,254)
Net realized and unrealized gain from investments allocated from the Master Portfolio:
Net realized gain from investments	820,917
Change in unrealized appreciation/depreciation from investments	601,171
Net realized and unrealized gain from investments allocated from the Master Portfolio	1,422,088
Net increase in net assets resulting from operations	$1,244,834

See accompanying notes to financial statements.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Statements of Changes in Net Assets

Year Ended March 31, 2013
Net assets at March 31, 2012	$22,874,530
Increase (decrease) from net asset transactions:
Subscriptions	870,974
Redemptions	(7,869,337)
Net decrease in net assets from capital transactions	(6,998,363)
Increase (decrease) in net assets resulting from operations:
Net investment loss	(177,254)
Net realized gain from investments	820,917
Change in unrealized appreciation/depreciation from investments	601,171
Net increase in net assets resulting from operations	1,244,834
Net assets at March 31, 2013	$17,121,001
Increase (decrease) from share transactions:
Issued	8,004
Redeemed	(71,626)
Net decrease in shares from capital transactions	(63,622)

Year Ended March 31, 2012
Net assets at March 31, 2011	$43,833,044
Increase (decrease) from net asset transactions:
Subscriptions	900,003
Redemptions	(21,732,313)
Net decrease in net assets from capital transactions	(20,832,310)
Increase (decrease) in net assets resulting from operations:
Net investment loss	(293,616)
Net realized gain from investments	1,008,922
Change in unrealized appreciation/depreciation from investments	(841,510)
Net decrease in net assets resulting from operations	(126,204)
Net assets at March 31, 2012	$22,874,530
Increase (decrease) from share transactions:
Issued	8,378
Redeemed	(203,284)
Net decrease in shares from capital transactions	(194,906)

See accompanying notes to financial statements.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Statement of Cash Flows
For the Year Ended March 31, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,244,834
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net investment loss allocated from the Master Portfolio	83,454
Net realized and unrealized gain from investments allocated from the Master Portfolio	(1,422,088)
Payments for subscriptions to the Master Portfolio	(871,713)
Proceeds from redemptions from the Master Portfolio	8,037,880
Decrease in receivable from the Master Portfolio	244,349
Decrease in offshore withholding tax payable	(50,663)
Decrease in accounts payable and accrued expenses	(23,345)
Net cash provided by operating activities	7,242,708
Cash flows from financing activities:
Proceeds from subscriptions	870,974
Payments for redemptions	(8,113,687)
Net cash used in financing activities	(7,242,713)
Net decrease in cash and cash equivalents	(5)
Cash and cash equivalents at beginning of year	5
Cash and cash equivalents at end of year	$—
Supplemental schedule of cash activity:
Cash paid for offshore withholding taxes	$119,375

See accompanying notes to financial statements.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements
March 31, 2013

(1) Organization

Multi-Manager Cayman Portfolio, LDC (the “Offshore Portfolio”) is an exempted limited duration company that was incorporated with limited liability in June, 2009 under the laws of the Cayman Islands. The duration of the Offshore Portfolio is limited to a period ending no later than thirty years from the date of incorporation. The Offshore Portfolio is a feeder fund in a master-feeder structure. The Offshore Portfolio is authorized to issue 500,000,000 shares of beneficial interest with a par value of $0.0001 each.

The Offshore Portfolio invests substantially all of its assets in Multi-Manager Master Portfolio, LLC (the “Master Portfolio”). The Offshore Portfolio and its feeder fund, Multi-Manager TEI Portfolio, LLC (the “TEI Portfolio”) were created primarily to provide an investment vehicle suitable for investment by U.S. tax-exempt investors. For convenience, and where context applies, the TEI Portfolio and the Master Portfolio are collectively referred to as the “Portfolios.”

The Offshore Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The Offshore Portfolio pursues its investment objective by investing substantially all of its assets in the Master Portfolio, which invests its assets in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives. The percentage of the Master Portfolio’s member interests owned by the Offshore Portfolio on March 31, 2013 was 6.26%.

The TEI Portfolio (the “Managing Member”) has overall responsibility for the management and supervision of the operations of the Offshore Portfolio, under the supervision of the board of directors (the “Board”). GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and wholly-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the adviser to the Offshore Portfolio.

The Adviser is registered with the United States Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Offshore Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Offshore Portfolio’s investment program, under the supervision of the Board.

Under the Offshore Portfolio’s organizational documents, the Offshore Portfolio’s Managing Member and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Offshore Portfolio. In the normal course of business, the Offshore Portfolio enters into contracts with service providers, which also provide for indemnifications by the Offshore Portfolio for certain liabilities arising out of their duties and responsibilities for the Offshore Portfolio. The Offshore Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Offshore Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Adviser has insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities for the Offshore Portfolio.

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Offshore Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

The functional and reporting currency of the Offshore Portfolio is the United States Dollar.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements (continued)
March 31, 2013

(b) Investment Securities Transactions

The Offshore Portfolio records securities transactions on a trade-date basis.

The Offshore Portfolio records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Portfolio.

(c) Valuation of Investments

The valuation of the Offshore Portfolio’s investments is determined on the last business day of each month, or as set forth by the Adviser’s valuation committee (“Adviser Valuation Committee”), in accordance with procedures adopted by the Board, subject to the management and supervision of the Managing Member. The Offshore Portfolio’s valuation procedures require the Adviser, or its delegate, including Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the Portfolio’s securities and assets, including the Master Portfolio’s underlying investments. The Offshore Portfolio invests substantially all of its assets in the Master Portfolio and has an interest in the Master Portfolio equal to its proportionate share of the total net member’s capital of the Master Portfolio. Valuation of the investments held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements included elsewhere in this report.

(d) Fair Value Measurements

The Offshore Portfolio records its investment in the Master Portfolio at fair value. Investments of the Master Portfolio are recorded at fair value as more fully discussed in the Master Portfolio’s Notes to Financial Statements.

(e) Investment Income

Dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(f) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Offshore Portfolio bears all expenses incurred in its business, directly or indirectly through its investment in the Master Portfolio, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Offshore Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Offshore Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Managing Member. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements (continued)
March 31, 2013

(g) Income Taxes

The Offshore Portfolio is an exempted company under Cayman Islands law and has made an application to the Governor-in-Council of the Cayman Islands for, and has received, an undertaking as to tax concessions which provides that for a period of 20 years from July 7, 2009, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to the Offshore Portfolio or its operations. Currently, the only tax payable by the Offshore Portfolio is offshore withholding tax, applicable to certain U.S. investment income, which is being withheld by the Master Portfolio.

The Managing Member has evaluated the tax positions expected to be taken in the course of preparing the Offshore Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Offshore Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Offshore Portfolio are recorded as a tax benefit or expense. For the year ended March 31, 2013, the Offshore Portfolio did not recognize any amounts for unrecognized tax benefits for U.S. and Cayman tax returns. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations, for federal and foreign income tax purposes, are subject to examination by tax authorities.

(h) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(3) Members’ Equity

(a) Issuance of Shares

Upon receipt from eligible investors of initial or additional capital contributions to purchase shares (“Shares”), which purchases are generally accepted as of the first day of each month, the Offshore Portfolio issues new Shares. The minimum required initial and additional share purchase amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Shares have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Offshore Portfolio offers and sells Shares only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for the Shares, and none is expected to develop. The Offshore Portfolio is not required, and does not intend, to hold annual meetings of its members. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Offshore Portfolio’s exempted limited duration company agreement. The Offshore Portfolio reserves the right to reject any application for subscriptions of Shares.

(b) Allocation of Profits and Losses

Net profits or net losses of the Offshore Portfolio, including allocations of net profits and net losses from the Master Portfolio, are generally allocated among and credited to or debited against the capital accounts of all members of the Portfolio as of the last day of each fiscal period in accordance with the members’ respective account ownership percentage for the fiscal period. Net profits or net losses are measured as the net

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements (continued)
March 31, 2013

change in the value of the net assets of the Offshore Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses for each fiscal period are allocated after giving effect for any purchases of Shares made at the beginning of such period and before any withdrawals of Shares as of the end of such period.

(c) Repurchase of Shares

From time to time, members are provided with the opportunity to have all or any portion of their Shares repurchased by the Offshore Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers are made at such times as may be determined by the Board and have been made on a semi-annual basis. However, no member has the right to require the Offshore Portfolio to repurchase its Shares. Since the Offshore Portfolio’s assets are invested in the Master Portfolio, the ability of the Offshore Portfolio to have any portion of its Interest in the Master Portfolio repurchased is subject to the Master Portfolio’s repurchase procedures. In addition, management of the Offshore Portfolio may determine not to conduct a repurchase offer when the Master Portfolio conducts a repurchase offer. The Managing Member, in its sole discretion, may under certain circumstances elect to extend, suspend or terminate an offer to repurchase Shares. Under the procedures that govern repurchase offers by the Offshore Portfolio, there is a substantial period of time between the date as of which members must tender their Shares for repurchase and the date they can expect to receive payment for their Shares from the Offshore Portfolio.

(4) Investments in Portfolio Securities

As of March 31, 2013, and for the year then ended, all of the investments made by the Offshore Portfolio were in the Master Portfolio.

(5) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

The Master Portfolio and the Offshore Portfolio do not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients separate individualized fees for providing a variety of investment management services to them. The Adviser’s family office clients do not pay any separate fees to the Adviser in consideration of the management services that the Adviser provides to the Offshore Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $625,118 annual minimum fee.

The administration fee for the Offshore Portfolio is paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the Offshore Portfolio. The total administration fees incurred for the year ended March 31, 2013, as allocated to the Offshore Portfolio, were $38,997.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements (continued)
March 31, 2013

(6) Financial Highlights

Financial highlights are summarized as follows:

	Year ended March 31, 2013	Year ended March 31, 2012	Year ended March 31, 2011	Period ended March 31, 2010*
Per share operating performance:
Net asset value, beginning of period	$109.30	$108.45	$106.78	$100.00
Income from investment operations:
Net investment loss(1)	(1.02)	(1.06)	(0.43)	(0.68)
Net realized and unrealized gain on investments	9.26	1.91	2.10	7.46
Net increase resulting from investment operations	8.24	0.85	1.67	6.78
Net asset value, end of period	$117.54	$109.30	$108.45	$106.78
Net investment loss to average net assets(2)	(0.91)%	(0.96)%	(0.40)%	(0.86)%
Gross expenses to average net assets(2)	0.93%	0.98%	0.48%	0.96%
Net expenses to average net assets(2)	0.93%	0.98%	0.48%	0.95%
Portfolio turnover(3)	24.73%	15.98%	13.40%	8.85%
Total return(4)	7.54%	0.78%	1.56%	6.78%
Net assets, end of period (in 000's)	$17,121	$22,875	$43,833	$33,455

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The Offshore Portfolio commenced operations on July 1, 2009.
(1)	Calculated using average shares measured at the end of each month during the period.
(2)	Average net assets are measured at the end of each month during the period. Ratios include allocations of net investment income (loss), including expenses from the Master Portfolio. Ratios have been annualized for periods less than one year.
(3)	The Offshore Portfolio is invested exclusively in the Master Portfolio, therefore this ratio reflects the portfolio turnover of the Master Portfolio for the period indicated. This ratio has not been annualized for periods less than one year.
(4)	Calculated based on change of the NAV per share during the period. The total return is not annualized for periods less than one year.

(7) Subsequent Events

The Offshore Portfolio accepts initial or additional applications for Interests generally as of the first day of the month. There were no investor subscriptions for April 1, 2013 or May 1, 2013.

On March 6, 2013, the Board approved a plan to terminate the registration of the Master Portfolio under the 1940 Act and to continue the operations of the Master Portfolio as a private investment fund (the “Conversion”). After the Conversion, the Master Portfolio will continue to be managed by the Adviser. The Adviser does not intend to implement any changes in the investment practices or investment programs of the Master Portfolio or the Offshore Portfolio in connection with the Conversion. It is expected that the Conversion will be effected, subject to satisfaction of certain conditions, on or after July 1, 2013.

On May 7, 2013, in connection with the Conversion, the Offshore Portfolio announced a tender offer to repurchase Shares from its members who do not wish to hold Shares after the Conversion based on the estimated net asset value of such Shares as of June 30, 2013 (the “Offer”). The tender offer period began on May 7, 2013 and ends June 6, 2013, unless the Offer is extended at the discretion of the Board. As of May 30, the date these financial statements were available to be issued, no Shares were tendered for repurchase.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements (continued)
March 31, 2013

Management has evaluated events and transactions through May 30, 2013, the date these financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Auditors

To the Managing Member of Multi-Manager Cayman Portfolio, LDC:

We have audited the accompanying statement of assets and liabilities of Multi-Manager Cayman Portfolio, LDC (the Fund), as of March 31, 2013, and the related statements of operations and cash flows for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Manager Cayman Portfolio, LDC at March 31, 2013, and the results of its operations and cash flows for the year then ended and changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
May 30, 2013

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Annual Report

March 31, 2013

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital
March 31, 2013

Assets
Investments in Investment Vehicles, at fair value (cost $199,031,491)	$244,741,021
Cash and cash equivalents	12,215,333
Interest receivable	1,551
Receivable from investments sold	17,789,526
Prepaid expenses and other assets	54,914
Total assets	$274,802,345
Liabilities and Members’ Capital
Withdrawals payable	$309,920
Administration fees payable	106,628
Accounts payable and accrued expenses	111,733
Total liabilities	528,281
Members’ capital	274,272,958
Managing member’s capital	1,106
Total members’ capital	274,274,064
Total liabilities and members’ capital	$274,802,345
Members’ Capital
Represented by:
Net capital contributions	$228,564,534
Accumulated net unrealized appreciation/depreciation from investments	45,709,530
$274,274,064

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Schedule of Investments
March 31, 2013

	Acquisition Date	Cost	Shares	Fair Value	% of Members' Capital
Investments in Investment Vehicles (89.23% of Members' Capital)
Credit Strategies (14.97% of Members' Capital)
Mortgage Related
Halcyon Asset Backed Value Fund, LP(1)	9/1/2010	$12,397,714		$16,572,937	6.04%
Magnetar Structured Credit Fund, LP(1)(2)	1/1/2011	20,042,752		24,494,141	8.93%
Total Mortgage Related				41,067,078
Total Credit Strategies (Cost $32,440,466)				41,067,078
Equity Strategies (24.57% of Members' Capital)
Long-Short Non-U.S.
The Alphagen Octanis Fund Limited – Class A	7/2/2012	4,641,069	23,960	5,079,136	1.85%
Long-Short U.S.
Echo Street Capital Partners, LP	1/1/2013	5,000,000		5,183,648	1.89%
Marble Arch QP Partners, LP(1)	7/1/2009	12,122,826		25,022,242	9.12%
Total Long-Short U.S.				30,205,890
Low Net U.S.
Axial Capital Institutional, LP(1)	7/1/2009	19,980,295		15,275,855	5.57%
Market Neutral
Two Sigma Absolute Return Enhanced Fund, LP(1)(2)	10/1/2012	15,211,896		16,837,027	6.14%
Total Equity Strategies (Cost $56,956,086)				67,397,908
Event Driven Strategies (8.48% of Members' Capital)
Litespeed Partners, LP	9/30/2011	152,300		145,515	0.05%
Orange Capital Domestic I, LP	7/1/2009	7,578,137		10,741,398	3.92%
York Global Value Partners, LP	7/2/2012	9,677,851		12,377,596	4.51%
Total Event Driven Strategies (Cost $17,408,288)				23,264,509
Global Trading (9.88% of Members' Capital)
Global Macro
AIP Global Macro Fund, LP(1)	4/1/2012	15,000,000		15,990,189	5.83%
Managed Futures
ACL Alternative Fund Limited	10/1/2009	11,495,683	45,146	11,108,919	4.05%
Total Global Trading (Cost $26,495,683)				27,099,108
Multi-Strategy (31.33% of Members' Capital)
D.E. Shaw Composite Fund, LLC(1)	7/1/2009	19,857,910		27,372,241	9.98%
Elliott Associates, LP(1)	7/1/2009	30,761,594		43,643,678	15.91%
Stratus Feeder, LLC Class 1X(1)(2)	2/1/2012	15,000,000		14,747,070	5.38%
Taconic Opportunity Fund, LP	7/1/2009	111,464		149,429	0.06%
Total Multi-Strategy (Cost $65,730,968)				85,912,418
Total Investments (89.23% of Members' Capital) (Cost $199,031,491)				244,741,021
Other Assets in Excess of Liabilities (10.77% of Members' Capital)				29,533,043
Total Members' Capital (100%)				$274,274,064

For certain Investment Vehicles for which the Master Portfolio has a capital commitment, the Master Portfolio may allocate its pro-rata share of expenses prior to having to fund a capital call for such expenses. As of March 31, 2013, the Master Portfolio had no outstanding capital commitments.

All securities are non-income producing.

All securities are restricted and represent 89.23% of total Members’ Capital.

Refer to Note 5, Investments in Portfolio securities, for information regarding the liquidity of the Master Portfolio’s Investments.

(1)	Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity provisions for investments greater than 5% of Members' Capital.
(2)	Investment Vehicles in which ownership by the Master Portfolio exceeds 5%. Refer to Note 5, Investments in Portfolio Securities, for additional information.

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Operations
For the Year Ended March 31, 2013

Investment income:
Dividend income	$36,685
Interest income	12,730
Total investment income	49,415
Expenses:
Administration fees	644,114
Directors fees	171,875
Legal fees	233,208
Custodian fees	61,669
Insurance expense	202,848
Tax fees	17,855
Other expenses	95,906
Total expenses	1,427,475
Net investment loss	(1,378,060)
Net realized and unrealized gain from investments:
Net realized gain from investments	13,363,663
Change in unrealized appreciation/depreciation from investments	9,454,902
Net realized and unrealized gain from investments	22,818,565
Net increase in members’ capital resulting from operations	$21,440,505

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statements of Changes in Members’ Capital

	Year Ended March 31, 2013
	Members	Managing Member	Total
Members’ capital at March 31, 2012	$398,695,188	$1,023	$398,696,211
Increase (decrease) from members’ capital transactions:
Contributions	3,395,694	—	3,395,694
Withdrawals	(149,258,346)	—	(149,258,346)
Net decrease in members’ capital from capital transactions	(145,862,652)	—	(145,862,652)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(1,378,056)	(4)	(1,378,060)
Net realized gain from investments	13,363,616	47	13,363,663
Change in unrealized appreciation/depreciation from investments	9,454,862	40	9,454,902
Net increase in members’ capital resulting from operations	21,440,422	83	21,440,505
Members’ capital at March 31, 2013	$274,272,958	$1,106	$274,274,064

	Year Ended March 31, 2012
	Members	Managing Member	Total
Members’ capital at March 31, 2011	$716,213,209	$1,095	$716,214,304
Increase (decrease) from members’ capital transactions:
Contributions	8,580,187	—	8,580,187
Withdrawals	(328,508,700)	(86)	(328,508,786)
Net decrease in members’ capital from capital transactions	(319,928,513)	(86)	(319,928,599)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(1,427,933)	(3)	(1,427,936)
Net realized gain from investments and affiliated investment	17,229,496	44	17,229,540
Change in unrealized appreciation/depreciation from investments and affiliated investment	(13,391,071)	(27)	(13,391,098)
Net increase in members’ capital resulting from operations	2,410,492	14	2,410,506
Members’ capital at March 31, 2012	$398,695,188	$1,023	$398,696,211

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Cash Flows
For the Year Ended March 31, 2013

Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$21,440,505
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(73,073,581)
Proceeds from disposition of investments	173,045,169
Net realized gain from investments	(13,363,663)
Change in unrealized appreciation/depreciation from investments	(9,454,902)
Increase in interest receivable	(1,256)
Decrease in prepaid contributions to Investment Vehicles	20,000,000
Decrease in receivable from investments sold	38,688,660
Increase in prepaid expenses and other assets	(5,880)
Increase in administration fees payable	56,488
Decrease in accounts payable and accrued expenses	(74,627)
Net cash provided by operating activities	157,256,913
Cash flows from financing activities:
Proceeds from contributions	2,735,693
Payments for withdrawals	(153,296,461)
Net cash used in financing activities	(150,560,768)
Net increase in cash and cash equivalents	6,696,145
Cash and cash equivalents at beginning of year	5,519,188
Cash and cash equivalents at end of year	$12,215,333

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements
March 31, 2013

(1) Organization

Multi-Manager Master Portfolio, LLC (the “Master Portfolio”) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The Master Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Portfolio is the master fund in a master-feeder structure in which there are currently two feeder funds that are registered with the SEC under the 1940 Act and one feeder fund that is a limited duration company organized under Cayman law (Multi-Manager Cayman Portfolio, LDC, the “Offshore Portfolio”) through which one of the feeder funds invests in the Master Portfolio, and through which non-U.S. investors may participate in the investment program of the Master Portfolio.

Under Delaware law and the Master Portfolio’s Limited Liability Company Agreement (the “LLC Agreement”), each member of the Master Portfolio is liable for the debts, obligations and liabilities of the Master Portfolio only to the extent of any contributions to the capital of the Master Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors (the “Board”), may be obligated to return to the Master Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Master Portfolio exceed the fair market value of the Master Portfolio’s assets.

The Master Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The Master Portfolio pursues its investment objective by allocating assets and investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives.

The Board has overall responsibility for the management and supervision of the operations of the Master Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and wholly-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the Master Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Master Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Master Portfolio’s investment program, under the supervision of the Board.

Effective June 29, 2011 (the “Transfer Date”), the Master Portfolio transferred to GCP Liquidating Trust (the “Trust”) certain non-transferrable interests in Portfolio Funds (“Portfolio Fund Interests”) having a value of approximately $53,625,000 as of June 30, 2011. The purpose of the transfer was to maintain appropriate liquidity of the Master Portfolio and to facilitate its ability to provide liquidity to its members. The Portfolio Fund Interests transferred to the Trust consisted of interests in Portfolio Funds that provided no rights to withdraw capital or had imposed extraordinary restrictions on withdrawals of capital. The Master Portfolio also transferred $2,800,000 of cash to the Trust to enable the Trust to pay anticipated expenses and meet anticipated liabilities.

Under the Master Portfolio’s organizational documents, the Master Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Master Portfolio. In the normal course of business, the Master Portfolio enters into contracts with service providers, which also provide for indemnifications by the Master Portfolio for certain liabilities arising out of their duties and responsibilities for the Master Portfolio. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

potential claims that may be made against the Master Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Master Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the Master Portfolio’s officers and directors duties and responsibilities to the Master Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities for the Master Portfolio.

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Master Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Cash Equivalents

The Master Portfolio considers all unpledged temporary investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) Investment Securities Transactions

The Master Portfolio records securities transactions on a trade-date basis.

Generally, the investments in Investment Vehicles are recorded whereby the Master Portfolio records the investment at its acquisition cost and adjusts for additional contributions to or withdrawals from the Investment Vehicles. Distributions from Investment Vehicles, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the characteristics of the distribution if such information is available. In cases where the characteristics of a distribution from an Investment Vehicle are not available, such distribution will be classified as investment income.

Realized gains and losses on investments, including Investment Vehicles, are calculated using the specific lot identification method to determine cost.

(d) Valuation of Investments

The valuation of the Master Portfolio’s investments is determined on the last business day of each month, or as set forth in the Master Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”), in accordance with procedures adopted by the Board, subject to the management and supervision of the Board. The Master Portfolio’s valuation procedures require the Adviser, or its delegate, including Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the Master Portfolio’s securities and assets, including the Master Portfolio’s underlying investment vehicles.

Investments held and valued by the Master Portfolio are as follows:

•	Investment Vehicles — Investments in Investment Vehicles are ordinarily carried at fair value based on the Master Portfolio’s ownership interest in the Investment Vehicle and the value of the net assets of the Investment Vehicle, as provided to the Master Portfolio by the investment manager or the administrator of such Investment Vehicle. These Investment Vehicles value their underlying investments in accordance with policies as described by such Investment Vehicles in their financial statements and operating agreements. Prior to investing in any Investment Vehicle, the Adviser, as part of the due diligence process, conducts a review of the management and operations of that Investment Vehicle. Based on this due diligence review, the Adviser reasonably believes that valuation policies of the Investment Vehicles in which the Master Portfolio invests require that

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

portfolio securities that are publicly traded or traded through the dealer market are valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, are valued at their fair value. All of the Master Portfolio’s valuations utilize financial information supplied by each Investment Vehicle and are net of management and estimated performance/incentive fees or allocations payable to the Investment Vehicles’ managers pursuant to the Investment Vehicles’ agreements.

The Adviser will also consider terms and conditions of the Master Portfolio’s agreement with the respective Investment Vehicle and other market considerations that may affect its fair value to determine whether it is appropriate to adjust the reported value to reflect fair value. Generally, the fair value of the Master Portfolio’s interest in an Investment Vehicle will represent the amount that the Adviser believes it could reasonably expect to receive from an Investment Vehicle if the Master Portfolio withdrew all of its capital from the Investment Vehicle at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Because of the inherent uncertainty of valuation, fair value may differ from the value that would have been used had a ready market for the investments in Investment Vehicles existed and such differences may be material.

•	Restricted Securities — All of the Master Portfolio’s investments are restricted as to resale. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Investment Vehicles held by the Master Portfolio may utilize various types of investments and investment strategies, including those described below. Although the Master Portfolio did not invest in any investments other than Investment Vehicles during the year ended March 31, 2013, the Master Portfolio is permitted to directly invest in the same types of investments and investment strategies. The discussion below applies to the Investment Vehicles and to the Master Portfolio.

•	Mutual Funds — Investments in open-end investment companies are valued at net asset value.
•	Securities Listed on a Securities Exchange or Over-the-Counter Exchanges — In general, the Investment Vehicles value securities at their last sales price on the date of determination, or if no sale occurred on such date, then at their composite “bid” prices for securities held long, or their composite “ask” prices for securities held short. If no such prices are readily available, the securities are valued at fair value as determined in good faith in accordance with procedures approved by the Investment Vehicle.
•	Short Sales — The Investment Vehicles may engage in short sales (selling securities they do not own) as a part of their normal investment activities. An Investment Vehicle incurs a loss if the price of the security increases between the date of the short sale and the date on which the Investment Vehicle replaces the borrowed security. An Investment Vehicle realizes a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Investment Vehicles.
•	Repurchase Agreements — The Investment Vehicles may purchase securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“Repurchase Agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a Repurchase Agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Investment Vehicles have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

bankruptcy by the counterparty to the Repurchase Agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
•	Reverse Repurchase Agreements — The Investment Vehicles may sell securities to financial institutions, such as banks and broker-dealers, subject to the buyer’s simultaneous agreement to repurchase them at an agreed upon time and price (“Reverse Repurchase Agreement”). These transactions involve a risk that the other party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicles. Reverse Repurchase Agreements also involve the risk that the market value of the portfolio security sold by an Investment Vehicle may decline below the price of the securities the Investment Vehicle is obligated to purchase.
•	Distressed Securities — Certain companies in whose securities the Investment Vehicles may invest could be considered distressed. These companies may be in transition, out of favor, financially leveraged or troubled, potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A significant portion of the debt obligations and preferred stock in which the Investment Vehicles may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Vehicles experiencing greater risks than they would if investing in higher rated instruments, however this also may offer the potential for high returns.
•	Options — Options that are listed or quoted on a securities exchange or traded over-the-counter are valued at the mean between the closing bid and ask prices for such options on the date of determination or, if no such prices were quoted on such date, the mean between the bid and ask prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted are valued at their last closing bid prices if held long and at their last closing ask prices if held short.
•	Securities Lending — The Investment Vehicles may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Vehicles are entitled to payments in amounts equal to the interest, dividends, or other distributions payable in respect of the loaned securities, which affords the Investment Vehicles an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, an Investment Vehicle receives collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Risks associated with lending securities include, but are not limited to, loan default, devaluation of collateral and insufficient earnings from the collateral to cover expenses associated with the loan.

(e) Derivative Instruments and Hedging Activities

The Master Portfolio may purchase or sell options and enter into swap agreements as part of a strategy to create investment exposure consistent with the Master Portfolio’s investment objective. For the year ended March 31, 2013, the Master Portfolio did not engage in any such transactions.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(f) Foreign Currency Translation

The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the rate of exchange as of the reporting date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. For the year ended March 31, 2013, the Master Portfolio had no foreign currency activity.

(g) Investment Income

For investments in securities, including shares of mutual funds, dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(h) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Portfolio bears all expenses incurred in its business, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Board. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

The Investment Vehicles bear various expenses in connection with their operations similar to those incurred by the Master Portfolio. The Investment Vehicles are managed by various investment managers who generally assess asset-based fees to and receive performance-based allocations or fees from the Investment Vehicles, which effectively reduce the investment return of the Investment Vehicles. These expenses and fees of the Investment Vehicles that are paid by their investors may be significant and are in addition to those incurred by the Master Portfolio itself and will not have any impact on the expense ratios presented in the financial highlights of the Master Portfolio.

(i) Income Taxes

The Master Portfolio is organized and operated as a limited liability company and is treated as a partnership for federal income tax purposes, and therefore is not subject to income taxes as a separate entity. Such taxes are the responsibility of the members of the Master Portfolio. Accordingly, no provision for income taxes has been made in the Master Portfolio’s financial statements. The Master Portfolio may serve as withholding agent for U.S. offshore withholding tax for the Offshore Portfolio.

The Adviser has evaluated the tax positions expected to be taken in the course of preparing the Master Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Master Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Portfolio are recorded as a tax benefit or expense. For the year ended March 31, 2013, the Master Portfolio did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations (generally three years for federal income tax purposes) will be subject to examination by tax authorities.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(j) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(k) Recently Issued Accounting Pronouncements and Regulatory Requirements

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The adoption of ASU 2013-01 and ASU 2011-11 will have no effect on the Master Portfolio’s members capital. At this time, management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Master Portfolio’s financial statement disclosures.

On February 9, 2012, the Commodity Futures Trading Commission (“CFTC'') adopted amendments to its rules that altered the ability of the Master Portfolio to continue to claim certain exclusions. Prior to adopting these amendments, registered investment companies could engage in unlimited futures transactions and options thereon, provided that the investment advisor to the company claimed an exclusion from regulation as a commodity pool operator. In connection with its management of the Master Portfolio, the Adviser claimed such an exclusion from registration as a commodity pool operator and trading adviser under the Commodity Exchange Act, as amended (the “CEA''). Therefore, for the calendar year ended December 31, 2012, neither the Master Portfolio nor the Adviser was subject to the registration and regulatory requirements of the CEA. Pursuant to these amendments, the Adviser was required to comply with certain de minimus testing regarding commodity activity and as a result was able to continue to claim exclusions from registration as a commodity pool operator. Certain aspects of the amended rules are yet to be determined, and such determination may dictate the appropriate course of action for the Master Portfolio with respect to its CFTC compliance obligations. Such regulatory aspects, when determined, may increase costs for the Master Portfolio.

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required. This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. As of December 31, 2012, the Master Portfolio has filed as required with the CFTC in order to claim this no-action relief, which is effective upon receipt of the filing.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(3) Fair Value Measurements

The Master Portfolio defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Portfolio’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.
•	Level 2 — investments with other significant observable inputs or fair value of investments in Investment Vehicles as to which the Master Portfolio has the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.
•	Level 3 — investments with significant unobservable inputs (which may include the Master Portfolio’s own assumptions in determining the fair value of investments) or fair value of investments in Investment Vehicles as to which the Master Portfolio does not have the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

When determining the fair value of the Master Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

As of March 31, 2013, there were no Level 1 securities held by the Master Portfolio.

The following is a summary categorization as of March 31, 2013, of the Master Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 2	Level 3
	Investment Vehicles	Investment Vehicles	Total Investments
Investments
Credit Strategies
Mortgage Related	$16,572,937	$24,494,141	$41,067,078
Equity Strategies
Long-Short Non-U.S.	5,079,136	—	5,079,136
Long-Short U.S.	25,022,242	5,183,648	30,205,890
Low Net U.S.	15,275,855	—	15,275,855
Market Neutral	16,837,027	—	16,837,027
Event Driven Strategies
Event Driven Strategies	23,118,994	145,515	23,264,509
Global Trading
Global Macro	—	15,990,189	15,990,189
Managed Futures	11,108,919	—	11,108,919
Multi-Strategy
Multi-Strategy	14,747,070	71,165,348	85,912,418
Total Investments	$127,762,180	$116,978,841	$244,741,021

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

The categorization of investments between Levels 2 and 3 does not reflect the fact that some of the underlying investments held by the Investment Vehicles, if owned directly by the Master Portfolio, might be classified as Level 1 investments.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private investment companies and direct private investments, additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock-ups or suspension of withdrawal rights under certain circumstances, additional consideration is given to these restrictions in the determination of fair value.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 Fair Value Measurements for investments held as of March 31, 2013:

	Fair Value as of March 31, 2013	Valuation Technique	Liquidity of Investments	Adjustments To NAV**
Investments in Investment Vehicles
Credit Strategies
Mortgage Related	$24,494,141	NAV as Practical Expedient*	Greater than 90 Days	None
Equity Strategies
Long-Short U.S.	5,183,648	NAV as Practical Expedient*	Greater than 90 Days	None
Event Driven Strategies	145,515	NAV as Practical Expedient*	Greater than 90 Days	None
Global Trading
Global Macro	15,990,189	NAV as Practical Expedient*	Greater than 90 Days	None
Multi-Strategy	71,165,348	NAV as Practical Expedient*	Greater than 90 Days	None
Total Investments in Investment Vehicles	$116,978,841

*	Unobservable valuation input.
**	Amounts represent adjustments, if any, made to net asset value (“NAV”) provided by the investment manager or administrator of the Investment Vehicles. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Portfolio’s measurement date; it is probable that the Investment Vehicle will be sold at a value significantly different than the reported expedient NAV; it is determined by the Adviser Valuation Committee that the Investment Vehicle is not being valued at fair value by the Investment Vehicle.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

The Master Portfolio discloses transfers between levels based on valuations at the end of the reporting period.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Balance as of March 31, 2012	Gross Purchases	Gross Sales	Transfers In/(Out)		Net Realized Gains (Losses)	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2013
Investment Vehicles
Credit Strategies
Mortgage Related	$49,502,681	$—	$(15,735,478)	$(16,572,937	)(a)	$3,175,944	$4,123,931	$24,494,141
Equity Strategies
Long-Short Emerging	4,420,214	—	(4,198,711)	—		467,267	(688,770)	—
Long-Short Global	15,897,742	—	(13,444,964)	—		(1,555,036)	(897,742)	—
Long-Short U.S.	—	5,000,000	—	—		—	183,648	5,183,648
Event Driven Strategies
Event Driven Strategies	145,515	—	—	—		—	—	145,515
Global Trading
Global Macro	—	15,000,000	—	—		—	990,189	15,990,189
Multi-Strategy
Multi-Strategy	50,270,896	—	(40,074,124)	51,477,851	(b)	8,116,548	1,374,177	71,165,348
Total Investment Vehicles	$120,237,048	$20,000,000	$(73,453,277)	$34,904,914		$10,204,723	$5,085,433	$116,978,841

(a)	Amount transferred out from Level 3 to Level 2 due to increased liquidity based upon redemption terms which include the expiration of a two year lock-up period.
(b)	Amount transferred in from Level 2 to Level 3 due to reduced liquidity based upon limitations on quarterly redemption amounts.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

The change in unrealized appreciation/depreciation from Level 3 investment vehicles held at March 31, 2013 is $5,085,433.

The Master Portfolio is permitted to measure the fair value of alternative investment entities that do not have a readily determinable fair value, based on the net asset value per share (the “NAV”), or its equivalent such as ownership interest in partners’ capital or members’ capital of the investment as of the reporting date as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Portfolio as of the valuation date. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include, but are not limited to, restrictions on the investor’s ability to withdraw its capital at the measurement date, any withdrawal fees, any unfunded commitments, and the investment strategies of the investees. The Master Portfolio has invested in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as a practical expedient. A listing of such investments held by the Master Portfolio and their attributes as of March 31, 2013, are shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Remaining Life	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Credit Strategies(a)	Long and short positions in fixed income and other debt securities of both U.S. and non-U.S. issuers.	$41,067	N/A	Quarterly – Annual	45 – 90 days	0 – 1 year; 5% – 25% limits on soft locks
Equity Strategies(b)	Long and short positions in common stocks, preferred stocks and convertible securities issued by U.S. companies.	67,398	N/A	Monthly – Annual	30 – 90 days	0 – 1 year; 3 year rolling lock; up to 5% redemption fee
Event Driven Strategies(c)	Seek to profit from changes in the prices of securities of companies facing major corporate events, such as mergers, acquisitions, restructurings, spin-offs and significant litigation.	23,265	N/A	Quarterly – Annual	70 – 90 days	0 – 5 years; approximately 3% is illiquid
Global Trading(d)	Publicly traded equity securities issued by non-U.S. companies.	27,099	N/A	Daily – Monthly	3 – 90 days	0 – 2 years
Multi-Strategy(e)	Seek to deliver consistently positive returns, regardless of the directional movement of markets, through the use of multiple strategies to smooth returns and reduce volatility.	85,912	N/A	Quarterly – Semi-Annual	45 – 90 days	0 – 3 years; maximum withdrawal per quarter up to 6.25%
		$244,741

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Vehicles may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. Certain Investment Vehicles may impose further restrictions on redemptions, commonly referred to as gates and lock-up periods. These restrictions may cause the Investment Vehicle to become less liquid, i.e. moving from a 90 day or less redemption period to greater than 90 days.

For each of the categories below (except where noted), the fair value of the Investment Vehicles has been estimated using the net asset value of the Investment Vehicles.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(a)	This category includes Investment Vehicles that invest primarily in fixed income securities including bonds, notes and debentures issued by U.S. and non-U.S. corporations, debt securities, municipal securities, mortgage-backed securities and asset backed securities.
(b)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Vehicles in this category may include long/short funds.
(c)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Vehicles in this category may include long/short funds.
(d)	This category includes Investment Vehicles that invest across a range of strategies including but not limited to relative value strategies, merger arbitrage, high yield/distressed securities and other special situations.

(4) Members’ Capital Accounts

(a) Issuance of Interests

Upon receipt from eligible investors of initial or additional capital contributions to purchase interests in the Master Portfolio (“Interests”), which contributions are generally accepted as of the first day of each month, the Master Portfolio issues new Interests. The required minimum initial and additional capital contribution amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Interests have not been registered under the Securities Act or the securities laws of any state. The Master Portfolio offers and sells Interests only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for Interests, and none is expected to develop. The Master Portfolio is not required, and does not intend, to hold annual meetings of its members. Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. The Master Portfolio reserves the right to reject any application for subscriptions of Interests.

(b) Allocation of Profits and Losses

Net profits or net losses of the Master Portfolio are allocated among and credited to or debited against the capital accounts of all members of the Master Portfolio as of the last day of each fiscal period in accordance with the members’ respective capital account ownership percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the assets of the Master Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses for each fiscal period are allocated after giving effect for any capital contributions, made at the beginning of the such period, and before any withdrawals of capital as of the end of such period.

(c) Repurchase of Interests

From time to time, members are provided with the opportunity to have all or any portion of their Interests repurchased by the Master Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers are made at such times as may be determined by the Board and have been made on a semi-annual basis. However, no member has the right to require the Master Portfolio to repurchase its Interest. The Board, in its sole discretion, may under certain circumstances elect to extend, suspend or terminate an offer to repurchase Interests. Under the procedures that govern repurchase offers by the Master Portfolio, there is a substantial period of time between the date as of which members must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Master Portfolio.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(5) Investments in Portfolio Securities

(a) Investment Activity

As of March 31, 2013, the Master Portfolio’s investments were in Investment Vehicles. The agreements related to investments in Investment Vehicles provide for compensation to the Investment Vehicles’ managers/managing members or advisers in the form of management fees ranging from 1% to 2.5% of net assets annually. In addition, Investment Vehicles typically also provide for performance-based incentive fees/allocations ranging from 0% to 20% of an Investment Vehicle’s net profits, although it is possible that such ranges may be exceeded for certain Investment Vehicles.

For the year ended March 31, 2013, the aggregate cost of purchases and proceeds from sales/withdrawals of investments were $73,073,581 and $173,045,169, respectively.

The cost of the Master Portfolio’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Portfolio from such investments. The allocated taxable income is generally reported to the Master Portfolio by its underlying investments on Schedule K-1, Forms 1099 or PFIC statements. The underlying investments generally do not provide the Master Portfolio with tax reporting information until well after year end and, as a result, the Master Portfolio is unable to calculate the year end tax cost of its investments until after year end, when the Master Portfolio tax return is complete. The Master Portfolio’s book cost of investments as of March 31, 2013 was $199,031,491, resulting in accumulated net unrealized appreciation of $45,709,530 consisting of $51,060,448 in gross unrealized appreciation and $5,350,918 in gross unrealized depreciation.

(b) Investment Vehicle Liquidity

The Investment Vehicles in which the Master Portfolio invests are generally illiquid. The Master Portfolio may make investments in, or withdrawals from, the Investment Vehicles only at certain times specified in the governing documents of the Investment Vehicles. In addition, the Investment Vehicles may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspension of withdrawal rights under certain circumstances, during which time the Master Portfolio may not withdraw all or part of its interest in an Investment Vehicle, or may withdraw only by paying a penalty (early redemption fee). If adverse market conditions were to develop during any period in which the Master Portfolio is unable to withdraw from the Investment Vehicle, the value of the Master Portfolio’s interest in the Investment Vehicle may be less favorable than the value of that interest at the time when it initially decided to withdraw.

The Investment Vehicles in which the Master Portfolio invests have a greater amount of both market and liquidity risk than many other investment instruments. These investments may trade, if at all, in a limited market and may not be able to be immediately liquidated by the Master Portfolio if needed. Values assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

The Master Portfolio’s investments in Investment Vehicles are categorized in three levels of liquidity, as determined by the Adviser. The categories and percent of total investments in each are as follows at March 31, 2013:

Liquidity Categories	Investments	Category Definition
Category 1 Funds	44.39%	Investment Vehicles that have at least quarterly withdrawal rights and a lock up period of less than two years.
Category 2 Funds	0.00%	Investment Vehicles that have at least quarterly withdrawal rights after a maximum two-year lock up period.
Category 3 Funds	55.61%	Investment Vehicles that (i) have at least annual withdrawal rights after a lock up period of greater than two years or (ii) do not meet this definition or the definition of Categories 1 or 2.
	100.00%

Some of the Investment Vehicles may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Vehicles that have restricted liquidity, potentially extending over a much longer period than the typical liquidity of an investment in the Investment Vehicles themselves. Should the Master Portfolio seek to liquidate its investment in an Investment Vehicle that maintains one or more of these side pockets, the Master Portfolio might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Portfolio is permitted to fully liquidate its interest in the Investment Vehicle, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Vehicle’s investment manager.

Below are the fair value as a percentage of Members’ Capital, and liquidity provisions for all investments in Investment Vehicles constituting greater than 5% of Members’ Capital as of March 31, 2013:

Investment Vehicles	Fair Value as % of Members' Capital	Redemption Frequency	Redemption Restrictions and Terms
AIP Global Macro Fund, LP	5.83%	Daily	95 days notice
Axial Capital Institutional, LP	5.57%	Daily	90 days notice
D.E. Shaw Composite Fund, LLC	9.98%	Quarterly	90 days notice
Elliott Associates, LP	15.91%	Semi-Annual	60 days notice
Halcyon Asset Backed Value Fund, LP	6.04%	Quarterly	90 days notice
Magnetar Structured Credit Fund, LP	8.93%	Quarterly – Semi-Annual	90 days notice
Marble Arch QP Partners, LP	9.12%	Semi-Annual	60 days notice
Stratus Feeder, LLC Class 1X	5.38%	Monthly	60 days notice
Two Sigma Absolute Return Enhanced Fund, LP	6.14%	Monthly	30 days notice

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(c) Investment Ownership

At March 31, 2013, the Master Portfolio held certain investments that represent more than 5% of the capital of an Investment Vehicle. A listing of these investments (including activity for the year ended March 31, 2013) is shown below:

		For the Year April 1, 2012 through March 31, 2013
Investment Vehicles	Fair Value March 31, 2012	Cost of Purchases	Proceeds from Sales	Change in Appreciation/ Depreciation	Realized Gain (Loss) on Investments	Fair Value March 31, 2013
Magnetar Structured Credit Fund, LP	$26,312,203	$—	$(5,735,478)	$3,139,186	$778,230	$24,494,141
Stratus Feeder, LLC	14,427,003	—	—	320,067	—	14,747,070
Two Sigma Absolute Return Enhanced Fund, LP	—	15,211,896	—	1,625,131	—	16,837,027
	$40,739,206	$15,211,896	$(5,735,478)	$5,084,384	$778,230	$56,078,238

(6) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

The Master Portfolio does not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients separate individualized fees for providing a variety of investment management services to them. The Adviser’s family office clients do not pay any separate fees to the Adviser in consideration of the management services that the Adviser provides to the Master Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $625,118 annual minimum fee.

The administration fee is paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the Master Portfolio. The total administration fees incurred for the year ended March 31, 2013, including any out-of-pocket expenses incurred in providing this service, were $644,114.

(c) Compensation of Directors

The person serving on the Board (“Directors”) also serve on the boards of directors of the Master Portfolio, Multi-Manager Portfolio, LLC and Multi-Manager TEI Portfolio, LLC together (which invests in the Master Portfolio indirectly thorugh an intermediate company that it controls), and each Director who is not an “interested person,” as defined in the 1940 Act, of these companies (the “Independent Directors”), is paid an annual retainer of $30,000 ($37,500 for the Board chairmen), which is paid quarterly, a fee of $3,000 ($3,700 for the Board chairman and $3,500 for the Audit Committee and Nominating Committee chairman) per regular Board meeting, a fee of $1,500 ($1,875 for the Board chairman) per off-cycle Board meeting, and a fee of $1,500 ($2,000 for the Audit Committee and Nominating Committee chairmen) per off-cycle Audit

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

Committee meeting. The Master Portfolio, Multi-Manager Portfolio, LLC and Multi-Manager TEI Portfolio, LLC compensated the Independent Directors $171,875 in meeting and retainer fees in the aggregate for the year ended March 31, 2013.

(7) Indebtedness of the Portfolio

The Master Portfolio may borrow money in connection with its investment activities, for temporary cash management purposes, to meet withdrawal requests, or for temporary or emergency purposes. The Master Portfolio generally intends to borrow money only in limited circumstances when attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available. The Master Portfolio will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Vehicles or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. As of March 31, 2013, the Master Portfolio did not have a credit facility in place.

(8) Financial Highlights

Financial highlights are summarized as follows:

	Year ended March 31, 2013	Year ended March 31, 2012	Year ended March 31, 2011	Period ended March 31, 2010*
Net investment loss to average members’ capital(1)	(0.42)%	(0.29)%	(0.13)%	(0.29)%
Gross expenses to average members’ capital(1)	0.44%	0.31%	0.20%	0.37%
Net expenses to average members’ capital(1)	0.44%	0.31%	0.20%	0.37%
Portfolio turnover(2)	24.73%	15.98%	13.40%	8.85%
Total return(3)	8.05%	1.55%	1.83%	7.46%
Members’ capital, end of period (in 000’s)	$274,274	$398,696	$716,214	$739,206

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The Master Portfolio commenced operations on July 1, 2009.
(1)	Average members’ capital is measured at the end of each month during the period. Ratios have been annualized for periods less than one year.
(2)	This ratio has not been annualized for periods less than one year.
(3)	Calculated as geometrically linked monthly returns for each month in the period. Total returns are not annualized for periods less than one year.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements (continued)
March 31, 2013

(9) Subsequent Events

The Master Portfolio accepts initial or additional applications for Interests generally as of the first day of the month. There were no investor subscriptions for April 1, 2013. Investor subscriptions for Interests totaled approximately $50,000 for May 1, 2013.

On March 6, 2013, the Board approved a plan to terminate the registrations of the Portfolios as investment companies under the 1940 Act and to continue the operations of the Portfolios as private investment funds (the “Conversion”). After the Conversion, the Master Portfolio will continue to be managed by the Adviser. The Adviser does not intend to implement any changes in the investment practices or investment programs of the Master Portfolio in connection with the Conversion. It is expected that the Conversion will be effected, subject to satisfaction of certain conditions, on or after July 1, 2013.

On May 7, 2013, in connection with the Conversion, the Master Portfolio announced a tender offer to repurchase Interests from its members who do not wish to hold Interests after the Conversion based on the estimated value of such Interests as of June 30, 2013 (the “Offer”). The tender offer period began on May 7, 2013 and ends June 6, 2013, unless the Offer is extended at the discretion of the Board. As of the date these financial statements were issued, no Interests were tendered for repurchase.

Management has evaluated events and transactions through the date these financial statements were issued for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of Multi-Manager Master Portfolio, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of Multi-Manager Master Portfolio, LLC (the Fund), including the schedule of investments, as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian or management of the underlying investment funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Manager Master Portfolio, LLC at March 31, 2013, the results of its operations and its cash flows for the year then ended and the changes in its members’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
May 30, 2013

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
March 31, 2013
(Unaudited)

Directors and Officers

The Master Portfolio’s operations are managed under the management and supervision of the Board. Each Director on the Board serves for an indefinite term or until he or she reaches the mandatory retirement age, if any, as established by the Board. The Board appoints the officers of the Master Portfolio who are responsible for the Master Portfolio’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and Officers of the Master Portfolio may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Portfolio Complex”). The address of the Directors and Officers is c/o GenSpring Family Offices, LLC, 150 South US Highway 1, Jupiter, Florida 33477. The tables below show, for each Director and Officer, his or her full name, age, present position held with the Master Portfolio, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Portfolio Complex overseen by the Director, and other directorships held by such Director.

DIRECTORS

Name and Age	Position with the Master Portfolio and Length of Time Served(2)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Portfolio Complex(3) Overseen by Director	Other Directorships Held by Director
Non-Interested Directors
Jeffrey M. Biggar (63)	Director and Chairman of the Board, since inception	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (since 2010); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008 – 2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000 – 2006)	38	None.
George C. Guynn (69)	Director, since inception	Retired. President (1996 – 2006) and Chief Executive Officer (1995 – 2006) Federal Reserve Bank of Atlanta	38	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods, Inc.; Acuity Brands, Inc.
Sidney E. Harris (63)	Director, since inception	Professor (since 1997) and Dean (1997 – 2004) J. Mack Robinson College of Business, Georgia State University	38	Total System Services, Inc.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information (continued)
March 31, 2013
(Unaudited)

(1)	This person’s status as an “interested” director arises from his affiliation with the Adviser.
(2)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(3)	The Portfolio Complex consists of the Master Portfolio, Multi-Manager Portfolio, LLC, Multi-Manager TEI Portfolio, LLC and the RidgeWorth Funds.

OFFICERS WHO ARE NOT DIRECTORS

Name and Age	Position with Master Portfolio and Length of Time Served	Principal Occupation(s) in the Past 5 Years
Bashir C. Asad (49)	Treasurer, Chief Financial Officer and Chief Accounting Officer (since August 2011)	Senior Vice President, Citi Fund Services (since 2010); prior to that, Vice President, Citi Fund Services
David W. Reidy (48)	Secretary (since March 2012)	Project Manager, GenSpring Family Offices, LLC (since November 2011); prior to that, Vice President, RidgeWorth Capital Management
Daniel J. Igo (42)	Assistant Secretary (since August 2009)	Vice President, Citi Fund Services (since 2007); Legal Services Manager, Citi Fund Services (2004 to 2006)
Frederick J. Schmidt (53)	Chief Compliance Officer (since July 2010)	Director and Chief Compliance Officer, CCO Services, Citi Fund Services (2011 to present); Senior Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services (2004 to 2010)

Allocation of Investments

The following chart indicates the allocation of investments of the Master Portfolio among different investment strategies as of March 31, 2013.

Asset Class(1)	Fair Value	%
Credit Strategies	$41,067,078	16.78
Equity Strategies	67,397,908	27.54
Event Driven Strategies	23,264,509	9.51
Global Trading	27,099,108	11.07
Multi-Strategy	85,912,418	35.10
	$244,741,021	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Portfolio.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information (continued)
March 31, 2013
(Unaudited)

Form N-Q Filings

The Master Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Form N-Q is available on the SEC website at www.sec.gov. The Master Portfolio’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

Information regarding how the Master Portfolio voted proxies relating to portfolio securities during the period ended June 30 is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

Know more. GenSpring

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that no member of the Board’s audit committee qualifies as an audit committee financial expert (“ACFE”).

3(a)(2) N/A

3(a)(3) After evaluating the matter, it was determined that the collective business experience of the current members of the audit committee was adequate to exercise their oversight responsibilities and that it was not necessary to add a Director to the Board who qualifies as an ACFE.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$ 15,280	$ 19,208
Audit-Related Fees	$ -	$ -
Tax Fees	$ -	$ -
All Other Fees	$ -	$ -

(e)(1)	The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2)	Current Year	Previous Year
	0%	0%

(f)	Not applicable.

(g)	Current Year	Previous Year
	$0	$0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The day-to-day management of the Master Portfolio’s portfolio is the responsibility of Michael Murgio and Ernest Dawal.

Michael Murgio, CFA, CAIA – Chief Investment Strategist: Mike joined the Adviser in 2002 and is currently the Adviser’s Chief Investment Strategist and a member of the Strategic Investment Advisory Committee.  In this capacity, he is responsible for the firm's asset allocation and portfolio construction decisions and is also an integral member of the Adviser’s Manager Selection Committee.  Mike represents the Adviser’s Investment Advisory Center on a quarterly basis with the Board, where he provides investment updates.  Prior to his role as Chief Investment Strategist, Mike oversaw GenSpring's Manager Selection Process, where he was responsible for oversight of approved managers, as well as the design and implementation of process enhancements.  Mike has spent the past eight years conducting diligence on many of GenSpring's external investment managers and is responsible today for maintaining coverage over some of the more significant investment relationships for the Adviser. Prior to joining the Adviser, he spent three years performing equity research for SunTrust's Robinson Humphrey Capital Markets Division in Atlanta, Georgia.  Mike graduated magna cum laude with a BBA degree, majoring in finance, from The Florida State University, and has earned the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations.  He is a member of the CFA Society of South Florida.

Ernest Dawal, Jr. – Chief Investment Officer: Ernest N. Dawal, Jr., is Chief Investment Officer of Wealth & Investment Management for SunTrust Banks, Inc. and for GenSpring Family Offices, an affiliate of SunTrust Bank. In these roles, Mr. Dawal is responsible for oversight of the investment strategy for all business units within Wealth & Investment Management and for oversight of GenSpring’s investment organization. He is based in Atlanta and maintains a secondary office in Jupiter, Florida. Mr. Dawal rejoined SunTrust in 2011, as Chief Investment Officer. He originally joined SunTrust in 1992, as Senior Portfolio Manager and Vice President, and managed a team of portfolio managers, providing investment services to high net worth personal trust, investment agency, retirement and endowment investment portfolios. His previous experience includes: Executive Vice President and Senior Director of Investments for Wells Fargo Wealth Management, and Wells Fargo-Wachovia merger, as well as Chief Investment Officer for Wachovia’s Wealth Management Business.  Mr. Dawal began his career working for the US Government in a variety of positions within the U.S. Department of Commerce and the U.S. Department of Defense. He also served as a financial analyst for US Airlines and Piedmont Aviation.  Mr. Dawal earned a Bachelor of Arts degree in Business Administration and International Studies from the American University, Kogod School of Business & School of International Service, Washington, D.C. He earned a Master of Business Administration from Wake Forest University’s Babcock School of Management, and holds a Chartered Financial Analyst (CFA) designation.

Management of Other Accounts.

The table below shows the number of other accounts managed by each portfolio manager of the Master Portfolio (other than the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio) and the approximate total assets in the accounts in each of the following categories: registered investment companies (other than the Master Portfolio and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio), other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Other Registered Investment Companies Managed by the Portfolio Managers		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio’s Portfolio Manager	Number	Total Assets	Number	Total Assets (mm)	Number	Total Assets

Michael J. Murgio	0	$0	0	$0	0	$0
Ernest N. Dawal, Jr.	0	$0	0	$0	0	$0

Potential Conflicts of Interest in Managing Multiple Accounts.

The investment activities of the Adviser, the Investment Managers (i.e., the managers of the underlying investment vehicles held by the Master Portfolio) and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Master Portfolio (and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio).  The Adviser, SunTrust and their affiliates and subsidiaries, are involved in a broad spectrum of financial services and asset management activities, and in the ordinary course of business may engage in activities in which their interests or the interests of their clients conflict with those of the Master Portfolio, (and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio and their members).

The personnel of the Adviser and its affiliates provide advisory services to various other clients and funds that utilize an investment program that may be substantially similar to that of the Master Portfolio. Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments in the same Investment Vehicles by the Master Portfolio and other funds sponsored or advised by the Adviser and its affiliates.

In the event a possible conflict of interest, the Adviser will employ methods, policies and procedures designed to provide a fair and equitable resolution to the affected parties (including with respect to allocation of investment opportunities among the Master Portfolio and other funds having an investment program that may be substantially similar to that of the Master Portfolio).

Adviser and Portfolio Manager Compensation Structure.

The Adviser is not to be paid any management fee or an incentive fee for its services under the Investment Advisory Agreement with respect to the Master Portfolio or the Investment Advisory Agreement with respect to each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio.  However, under the Adviser’s business arrangements with its family office clients, the Adviser charges its clients a separate individualized fee for providing a variety of services (some of which include investment management services).  The fee charged to the Adviser’s family office clients is not intended to cover the fees and expenses of the Adviser in providing investment management services to the Master Portfolio or each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio.

Compensation of the portfolio managers consists of a base salary, bonus and benefits.  The bonus amount for a portfolio manager is based upon (1) how well a portfolio manager performs versus industry benchmarks, (2) the Adviser’s overall performance and (3) a subjective assessment of a portfolio manager.

Securities Ownership of Portfolio Managers.

The table below shows the range of equity securities beneficially owned by each portfolio manager in the Master Portfolio as of March 31, 2013.

Portfolio Manager	Range of Securities Owned ($)
Michael J. Murgio	None
Ernest N. Dawal, Jr.	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

			(c)	(d)
			Total Number	Maximum Number
			of Shares (or Units)	(or Approximate
			Purchases as	Dollar Value) of
	(a)	(b)	Part of	Shares (or Units)
	Total Number	Average Price	Publicly	that May Yet Be
	of Shares	Paid per	Announced	Purchased Under
	(or Units)	Share	Plans or	the Plans or
Period	Purchased	(or Unit)	Programs	Programs
April 1, 2012 through April 30, 2012	$ -	N/A	N/A	N/A
May 1, 2012 through May 31, 2012	$ -	N/A	N/A	N/A
June 1, 2012 through June 30, 2012	$ -	N/A	N/A	N/A
July 1, 2012 through July 31, 2012	$ 4,252,588	N/A	N/A	N/A
August 1, 2012 through August 31, 2012	$ -	N/A	N/A	N/A
September 1, 2012 through September 30, 2012	$ -	N/A	N/A	N/A
October 1, 2012 through October 31, 2012	$ -	N/A	N/A	N/A
November 1, 2012 through November 30, 2012	$ -	N/A	N/A	N/A
December 1, 2012 through December 31, 2012	$ 2,894,157	N/A	N/A	N/A
January 1, 2013 through January 31, 2013	$ 375,000	N/A	N/A	N/A
February 1, 2013 through February 28, 2013	$ -	N/A	N/A	N/A
March 1, 2013 through March 31, 2013	$ -	N/A	N/A	N/A
Total	$ 7,521,745

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable
(a)(4)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.
(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Multi-Manager TEI Portfolio, LLC

By (Signature and Title)* /s/ Bashir C. Asad

Bashir C. Asad, Treasurer

Date June 6, 3013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas Carroll

Thomas Carroll, President

Date June 6, 3013

By (Signature and Title)* /s/ Bashir C. Asad

Bashir C. Asad, Treasurer

Date June 6, 3013

* Print the name and title of each signing officer under his or her signature.